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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 2000

                             FLOORING AMERICA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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         DELAWARE                        1-13099                58-2060334
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                               210 TOWNPARK DRIVE
                             KENNESAW, GEORGIA 30144
                                 (678) 355-4000


  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On June 15, 2000, Flooring America, Inc. (the "Company") filed a Petition for Reorganization under Chapter 11 with the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the "Court") in IN RE:
FLOORING AMERICA, INC., Case No. 00-68370. Petitions for reorganization have also been filed with the Court by all of the Company's operating subsidiaries:
Advance Floor Decorations, Inc., a Michigan corporation, Bailey & Roberts CarpetMax of Tennessee, Inc., a Tennessee corporation, Flooring America Franchising, L.P., a Georgia limited partnership, C&S Textiles, Inc, an Idaho corporation, CarpetMAX Retail Stores, Inc., a Delaware corporation, CarpetMAX of Utah, Inc., a Utah corporation, CarpetsPlus of America, Inc., a Georgia corporation, Colorado Carpet & Rugs, Inc., a Colorado corporation, Everythingdecor, Inc., a Georgia corporation, Floor Source Distributors, Inc., a Georgia corporation, 4 Floors, Inc., an Ohio corporation, GCO Carpet Outlet, Inc., an Alabama corporation, GCO, Inc., a Nevada corporation, Investor Management, Inc., an Alabama corporation, Karen's Inc., a Michigan corporation, Manasota Carpet, Inc., a Florida corporation, Maxim Equipment Leasing Company, Inc., a Georgia corporation, Maxim Industries, Inc., a Delaware corporation, Maxim Retail Group, Inc., a Georgia corporation, Maxim Retail Stores, Inc., a Georgia corporation, Tri-R of Orlando, Inc., a Georgia corporation and Wadsworth & Owens Decorating Center, Inc., a Florida corporation.

     A Plan of Reorganization (the "Plan") has not yet been filed with the Bankruptcy Court. Once the Plan is filed, it will be subject to numerous conditions and no assurance can be given that the restructuring provided for in the Plan or any other restructuring will be finalized or that any restructuring which is completed will not be on terms materially different from those contained in the Plan.

ITEM 5. OTHER EVENTS

     Separately, the Company announced that it had been informed by the New York Stock Exchange that the Exchange had suspended trading in the Company's Common Stock and its 9% Senior Subordinated Notes Due 2007 pending further review.

     Certain statements contained in this notification are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to plans for future business activities, and are thus prospective. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions, competition and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.



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ITEM 7. EXHIBITS

     (C) 99.1 Press Release dated June 15, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FLOORING AMERICA, INC.



Date: June 22, 2000                   By: /s/ Stephen P. Coburn
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                                      Its: Executive Vice President
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